FORM OF SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

The Company is offering up to $1,000,000 of Units for sale with each Unit comprised of (i) one (1) share of common stock, at $.20 per share (the “Common Stock”) and (i) two (2) warrants, with each warrant allowing the  purchase of one (1) additional share of Common Stock, (collectively the “Unit” or “Units”)

 (Except as otherwise noted, all references to “dollars” or “$” are in United States dollars).

The undersigned, ______________________ (the “undersigned” or the “Investor”), hereby subscribes for the purchase of Units of Next 1 Interactive, Inc., a Nevada corporation (“Next 1”), in the aggregate amount of up to a maximum of $1,000,000.  The undersigned herewith submits the undersigned’s check or effects a wire transfer of immediately available funds in the amount of $____________ in full payment for such Units (the “Subscription Price ”).  In exchange for such payment of the Subscription Price, the undersigned shall receive from the Next 1 $_______________ of Units representing ________________ shares and __________ warrants.

The undersigned understands that (i) Next 1 is offering up to $1,000,000 in Units and the minimum number of Units that may be purchased shall not be less than $100,000, (ii) the offering and sale of the Units will only remain open until February 15th, 2011, unless such offer is extended by the Company.

The undersigned hereby agrees to send payment of the $_______________ Subscription Price either:

a.	by mailing a check, payable to “Next 1 Interactive, Inc.”

b.	wiring payment of the Subscription Price to the account set forth below

Name of Bank:  Bank of America
Address of Bank:  1381 Weston Rd, Weston FL
Account Name: Next 1 Interactive, Inc.
Account No.:
ABA No.:
Reference: Next 1 Interactive, Inc.

In either case, the undersigned agrees to execute this Subscription and Investment Representation Agreement and mail same to Next One Interactive Inc, 2690 Weston Road, Suite 200, Weston, Florida, 33331, Attn: Bill Kerby – CEO.

Consummation of the sale of the Securities to the undersigned and to all other Investors in connection with the offering of a maximum of $1,000,000 of Units shall be completed on or before February 15th, 2011 (the “Closing Date”), unless such Closing Date shall be extended by  the Company .

1.    Certain Representations of the Subscriber

In connection with, and in consideration of, the sale of the Securities to the undersigned, the undersigned hereby represents and warrants to the Company and its officers, directors, employees, agents and shareholders that the undersigned:

(a)           Is familiar with (i) Next 1’s Public Filings and is entering this private placement agreement in connection with this Next 1’s offering of up to $1,000,000 in units with the total units comprised of 5,000,000 common shares of Next 1 Interactive Inc. and 10,000,000 warrants with each warrant having a three (3) year term and an exercise price of $0.25 for Next 1 Common Stock and (ii) such other information as the undersigned has received from Next 1 (collectively, the “Next 1 Materials”).

(b)           Has had an opportunity to review and ask questions of an officer of Next 1 concerning the Next 1 Materials and desires no further information respecting such Next 1 Materials.

(c)           Realizes that Next 1 has incurred losses since its inception and must raise additional funds to support its operations.

(d)           Realizes and accepts the personal financial risk attendant to the fact that that purchase of the Units represents a speculative investment involving a high degree of risk, and should not be purchased by any persons not prepared to lose their entire investment.

(e)           Can bear the economic risk of an investment in the Units for an indefinite period of time, can afford to sustain a complete loss of such investment, has no need for liquidity in connection with an investment in the Units, and can afford to hold the Units indefinitely.

(f)           Realizes that there will be a limited market for the Units, and that there are significant restrictions on the transferability of such Units.

(g)           Realizes that the Units have not been registered for sale under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws (the “State Laws”), and they may be sold only pursuant to registration under the Act and State Law, or an opinion of counsel that such registration is not required.

(h)           Is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Units and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks (or, in the alternative, has a knowledgeable representative whom such investor intends to use in connection with a decision as to whether to purchase the Units).

(i)           Realizes that (a) there are substantial restrictions on the transfer of the Units; (b) there is currently limited public market for the Units and accordingly, for the above and other reasons, the undersigned may not be able to liquidate an investment in such securities for an indefinite period.

(j)           Realizes that Next 1 is offering existing shareholders this private placement as part and parcel of a larger underwriting.

(k)           Realizes that, within 90 days of this signed subscription agreement, the existing shareholders will have pari passu rights to the same terms and conditions that the company offers for any additional funding beyond $3,000,000 (this $1,000,000 subscription and $2,000,000 in a separate private placement).

(l)           Realizes that the shares included in this offering contain piggyback rights and the shares will be included if the Company is required to file a Registration Statement.

2.    REPRESENTATIONS AND WARRANTIES OF NEXT 1. Next 1 represents and warrants to and agrees with Investor, as follows:

(a)           The Next 1 Materials as of their respective dates do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)           Next 1 is authorized to issue 200,000,000 shares of its Common Stock. As of the date of the last quarterly filing, an aggregate of 45,166,388 shares of Common Stock are issued and outstanding.

(c)           All of the outstanding shares of capital stock of Next 1 has been duly authorized and validly issued, is fully paid and non-assessable.

(d)           Next 1 has the requisite corporate power and authority to enter into and execute, deliver and perform their obligations under this Agreement, the Units and the Warrants (collectively, the “Transaction Documents”), including, without limitation to to permit the exercise of such Warrants into Common Stock of Next 1. Each of the Transaction Documents has been duly and validly authorized by Next 1 and, when executed and delivered by Next 1, will constitute a valid and legally binding agreement of Next 1, enforceable against Next 1 in accordance with their terms except as the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (B) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions").

(e)           The Units have been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and nonassessable.  The stockholders of Next 1 have no preemptive or similar rights with respect to the Common Stock.

(f)           The execution, delivery and performance by Next 1 of the Transaction Documents and the consummation by Next 1 of the transactions contemplated thereby and the fulfillment of the terms thereof will not violate, conflict with or constitute or result in a breach of or a default under  (i) the articles of incorporation of Next 1 or the bylaws of Next 1 (or similar organizational document) or (ii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to Next 1or any of its respective properties or assets.

3.    Investment Intent

The undersigned has been advised that the Units have not been registered under the Act or relevant State Laws but are being offered, and will be offered, and sold pursuant to exemptions from the Act and State Laws, and that Next 1’s reliance upon such exemption is predicated in part on the undersigned’s representations contained herein.  The undersigned represents and warrants that the Units are being purchased for the undersigned’s own account and for long term investment and without the intention of reselling or redistributing the Units; that the undersigned has made no agreement with others regarding any of the Units; and that the undersigned’s financial condition is such that it is not likely that it will be necessary for the undersigned to dispose of any of the Units in the foreseeable future.  The undersigned is aware that (1) there is presently no public market for the Units, and in the view of the Securities and Exchange Commission a purchase of securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the liquidation or settlement of any loan obtained for the acquisition of any of the Units and for which the Units were or may be pledged as security would represent an intent inconsistent with the investment representations set forth above, and (2) the transferability of the Units is restricted and (a) requires the written consent of Next 1, and (b) will be further restricted by a legend placed on the certificate(s) representing the Units containing substantially the following language:

The securities represented by this certificate have not been registered under either the Securities Act of 1933 or applicable state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such Act and such laws covering such securities, or Next 1 receives an opinion of counsel acceptable to Next 1 stating that such sale, transfer, assignment, offer, pledge or other distribution for value is exempt from the registration and prospectus delivery requirements of such Act and such laws.

The undersigned further represents and agrees that if contrary to the undersigned’s foregoing intentions, the undersigned should later desire to dispose of or transfer any of the Units in any manner, the undersigned shall not do so without first obtaining (1) an opinion of counsel satisfactory to Next 1 that such proposed disposition or transfer may be made lawfully without the registration of such Units pursuant to the Act and applicable State Laws, or (2) registration of such Units (it being expressly understood that Next 1 shall not have any obligation to register such Units, subject to piggyback rights granted above, except as explicitly provided by written agreement).

4.    Residence

The undersigned represents and warrants that the undersigned is a bona fide resident of _________________________ and that the Units are being accepted by the undersigned in the undersigned’s name solely for the undersigned’s own beneficial interest and not as nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization except as specifically set forth in this Agreement).

PARAGRAPH 6 BELOW IS REQUIRED IN CONNECTION WITH EXEMPTIONS FROM THE ACT AND STATE LAWS BEING RELIED ON BY NEXT 1 WITH RESPECT TO OFFER AND SALE OF THE UNITS.  ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY NEXT 1, THE AGENT, AND THEIR COUNSEL.  THE UNDERSIGNED AGREES TO FURNISH ANY ADDITIONAL INFORMATION WHICH NEXT 1 OR THEIR COUNSEL DEEMS NECESSARY IN ORDER TO VERIFY THE RESPONSES SET FORTH ABOVE.

5.    Accredited Status

The undersigned represents and warrants as follows (check if applicable):

a.           Accredited Investor: Individual

(1)_______ The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000.  (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

(2)________ The undersigned is an individual who had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year; or

(3)________ The undersigned is an individual who had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects an income in excess of $300,000 in the current year.

(4)________ The undersigned is a director or executive officer of the Company.

b.           Accredited Investor: Entity

(1)________ The undersigned is an entity all of whose equity owners meet one of the tests set forth in a through d above.

(2)________ The undersigned is an entity and is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Act.  This representation is based on the following (check one or more, as applicable):

(a)______ The undersigned (or in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Act, acting either in its individual or fiduciary capacity.

(b)______ The undersigned is an insurance company as defined in Section 2(13) of the Act.

(c)_______ The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

(d)________ The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

(e)________ The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one of more, as applicable):

(i)________ the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor; or

(ii)________ the employee benefit plan has total assets in excess of $5,000,000; or

(iii)________ the plan is a self-directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the 1933 Act.

(f)________ The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

(g)________ The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring shares of the Company and is one or more of the following (check one or more, as appropriate):

(i)________an organization described in Section 501(c)(3) of the Internal Revenue Code; or

(ii)________ a corporation; or

(iii)________ a Massachusetts or similar business, trust; or

(iv)________ a partnership.

(h)_________ The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring shares of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of the investment in the Units.  IF ONLY THIS RESPONSE IS CHECKED, PLEASE CONTACT THE COMPANY TO RECEIVE AND COMPLETE AN INFORMATION STATEMENT BEFORE THIS SUBSCRIPTION CAN BE CONSIDERED BY NEXT 1.

6.    Manner in Which Title to the Units and warrants Is To Be Held

Please check one:
______Individual
______Joint Tenant with Right of Survivorship
______Partnership
______Tenants in Common
______Corporation
______Other (Specify_____________________)

7.    Miscellaneous

(a)           The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations, and warranties contained herein; agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution of the Units; and further agrees to indemnify and hold harmless Next 1, each of their current and future officers, directors, employees, agents and shareholders from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

(b)           This Agreement shall inure to the benefit of and be binding upon Investor, Next 1  and their respective successors and legal representatives. Neither Next 1, nor any Investor may assign this Agreement or any rights or obligation hereunder without the prior written consent of the other party.

(c)           This Agreement, together with Transaction Documents, constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.

(d)           If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

(e)           THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.  THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT ONLY IN STATE OR FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, NEW YORK AND HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE.

(f)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g)           Facsimile signatures shall be construed and considered original signatures for purposes of enforcement of the terms of this agreement.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

INDIVIDUAL SUBSCRIBERS:

Signature

Name (Typed or Printed)

Street Address

City, State and Zip Code

Home Telephone Number

Social Security Number

Tax Identification Number (for corporations or other entities)

Next 1 Interactive, Inc., hereby acknowledges receipt from _________________ of such subscriber’s check in the amount of $__________________, and accepts this subscription as of ___________________, 2011.

NEXT 1 INTERACTIVE, INC.

Signature

Name (Typed or Printed)

Title